Exhibit 10.6.2

CONTRACT AMENDMENT AGREEMENT (Number 1)

This Agreement is made this 12 day of May, 2003, between British
Telecommunications plc whose registered office is at 81 Newgate Street, London EC1A 7AJ ("BT") and Playboy TV UK Limited whose registered office is at Aquis House, Station Road, Hayes, Middlesex, UB3 4DX ("the Customer").

WHEREAS

      A. The Customer entered into a contract with BT on 31st October 2002 for the provision of a combined compressed uplink and eurobird space segment service ("the Contract");

      B. The Customer wishes to amend the Contract with BT as described below;

      C. BT has agreed to amend the Contract on the terms and conditions set out below.

NOW IT IS HEREBY AGREED AS FOLLOWS:-

The Clauses and Conditions of the Contract shall be amended as set out below, such amendments to be effective from 9th May, 2003.

      1.    Schedule 2 of the Contract shall be amended as follows:

                  a. Replace "Service Expiry Date 25th November 2005" with "Service Expiry Date 13th July 2006"

                  b. Replace "At Customers sole discretion, and on the provision by Customer to BT of at least six months written notice in advance of the Expiry Date first above written, this Contract may be extended, on the terms and conditions set forth herein, for a period of three years such that the Expiry Date shall be 25th November 2008" with "At Customers sole discretion, and on the provision by Customer to BT of at least six months written notice in advance of the Expiry Date first above written, this Contract may be extended, on the terms and conditions set forth herein, for a period of three years such that the Expiry Date shall be 13th July 2009."

      2. The Contract shall remain in full force and effect as amended by this Agreement.

      3. This Agreement shall be governed and construed in accordance with English Law and the parties agree to submit to the exclusive jurisdiction of the English Courts.

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For and on behalf of the Customer


Signed /s/ Andrew D. Wren
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Name & Title Andrew D. Wren, Company Secretary
             ---------------------------------

For and on behalf of BT


Signed /s/ P.A. Nichols
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Name & Title P.A. Nichols, Product Director BT Broadcast Services
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